                                                                    EXHIBIT 10.3

                  THIRD AMENDMENT TO PARTICIPATION AGREEMENT

          THIRD AMENDMENT TO PARTICIPATION AGREEMENT, dated as of May 11, 1999 (this "Amendment"), to the Amended and Restated Participation Agreement, dated
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as of November 4, 1997 (as amended by the First Amendment, dated as of July 8,
1998, the Second Amendment, dated as of December 22, 1998 and as the same may be further amended, supplemented or otherwise modified from time to time, the "Participation Agreement"), among LIVING CENTERS HOLDING COMPANY, a Delaware
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corporation (the "Lessee"), FBTC LEASING CORP., a New York corporation (the
                  ------
"Lessor"), THE CHASE MANHATTAN BANK, a New York banking corporation, as agent
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(in such capacity, the "Agent") for each of the financial institutions listed on
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the signature pages hereof and for the financial institutions from time to time parties hereto (each, a "Lender"; collectively, the "Lenders") and THE FUJI
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BANK, LIMITED (HOUSTON AGENCY), as co-agent (in such capacity, the "Co-Agent").
                                                                    --------
Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in Annex A to the Participation Agreement.


                                 W I T N E S S E T H:
                                 -------------------


          WHEREAS, pursuant to the Participation Agreement, the parties thereto agreed to participate in a transaction in which, among other things, (i) the Lenders agreed to make certain loans to the Lessor pursuant to the Amended and Restated Credit Agreement dated as of November 4, 1997 among the Lessor, the Agent and the Lenders; (ii) the Lessor agreed to use the proceeds of the Loans to acquire and construct certain properties; and (iii) the Lessor agreed to lease such properties to the Lessee pursuant to the Lease;

          WHEREAS, the Lessee has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Participation Agreement be amended in the manner provided for in this Amendment; and

          WHEREAS, Chase Securities Inc. has agreed to act as the lead arranger and book manager in arranging the consents necessary for the effectiveness of this Amendment;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.  Defined Terms.  (a)  General.  Terms defined in the Participation
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Agreement and used herein shall, unless otherwise indicated, have the meanings given to them in the Participation Agreement. Terms defined and used in this Amendment shall have the meanings given to them in this Amendment.

          (b) Addition of Definitions.  The following defined terms are hereby
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added to Annex A of the Participation Agreement in appropriate alphabetical order:
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                                                                               2


               "Third Amendment':  the Third Amendment, dated as of May 11,
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          1999, to this Agreement.

               'Third Amendment Effective Date':  the date the conditions to
                ------------------------------
          effectiveness of the Third Amendment shall have been satisfied."

          2.  Replacement of Pricing Grid.  Schedule 1 to Annex A of the
              ---------------------------
Participation Agreement is hereby amended by deleting such Schedule 1 in its entirety and substituting in lieu thereof the Pricing Grid attached as Schedule 1 hereto.

          3.  Amendment.  The Participation Agreement is hereby amended by
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inserting the following as Section 6.4 thereto:

          "6.4  Limitation on Advances.  Notwithstanding any provision in this
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     Agreement or any of the other Operative Agreements to the contrary, unless the Required Lenders shall otherwise agree, neither the Lenders nor the Lessor shall have any obligation to make any additional Loan or Lessor Contribution, as the case may be, if after giving effect to any such advance, the aggregate outstanding principal amount of the Available Commitment and Available Lessor Commitment would exceed $80,000,000, including advances which may be made to pay interest on the Loans and Lessor Yield. The limitation set forth in this Section shall not operate or be construed as the reduction of the Commitments of the Lenders."

          4.  Fees.  In consideration of the agreement of the Lenders to consent
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to the amendments contained herein, the Lessee agrees to pay to (a) each Lender which so consents on or prior to May 11, 1999 an amendment fee in an amount equal to 0.15% of the amount of such Lender's Commitment, payable on the date hereof in immediately available funds, and (b) the Lessor, if it should so consent, on or prior to May 11, 1999, an amendment fee in an amount equal to 0.15% of the amount of the Lessor's Commitment, payable on the date hereof in immediately available funds.

          5.  Conditions to Effectiveness.   The amendments and waivers provided
              ---------------------------
for herein shall become effective on the date the Agent shall have received counterparts of this Amendment duly executed and delivered by the Lessee, the Lessor and the Required Lenders. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including transferees of its commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

          6.  Reference to and Effect on the Operative Agreements; Limited
              ------------------------------------------------------------
Effect.  On and after the date hereof and the satisfaction of the conditions
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contained in paragraph 4 of this Amendment, each reference in the Participation
Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Participation Agreement, and each reference in the other Operative Agreements to "the Participation Agreement", "thereunder", "thereof"
or words of like import referring to the Participation Agreement, shall mean and be a reference to the Participation Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right,
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                                                                               3

power or remedy of any Lender or any Agent under any of the Operative Agreements, nor constitute a waiver of any provisions of any of the Operative Agreements. Except as expressly amended herein, all of the provisions and covenants of the Participation Agreement and the other Operative Agreements are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

          7.  Counterparts.  This Amendment may be executed by one or more of
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the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

          8.  GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
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THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.




                        [Signatures on following pages]
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                                                                               4


                           [SIGNATURE PAGES OMITTED]

                                                                      Schedule 1
                                                                      ----------


                            PRICING GRID FOR LOANS
                              AND COMMITMENT FEES


Consolidated Leverage Ratio            Applicable Margin   Applicable Margin        Commitment Fee
                                       for ABR Loans       for Eurodollar Loans     Rate
-------------------------------------------------------------------------------------------------
greater than or equal to 5.25 to 1.0        1.75%                 3.25%                 .50%
-------------------------------------------------------------------------------------------------
less than 5.25 to 1.0 and
greater than or equal to 4.75 to 1.0        1.50%                 3.00%                 .50%
-------------------------------------------------------------------------------------------------
less than 4.75 to 1.0 and
greater than or equal to 4.25 to 1.0        1.25%                 2.75%                 .40%
-------------------------------------------------------------------------------------------------
less than 4.25 to 1.0 and
greater than or equal to 3.75 to 1.0        1.00%                 2.50%                 .375%
--------------------------------------------------------------------------------------------------
less than 3.75 to 1.0                        .75%                 2.25%                 .30%
==================================================================================================


Changes in the Applicable Margin with respect to the Loans or in the Commitment Fee Rate resulting from changes in the Consolidated Leverage Ratio shall become effective on the date (the "Adjustment Date") on which financial statements are
                            ---------------
delivered to the Lenders pursuant to Section 10.1 of the Guarantee (but in any event not later than the 45th day after the end of each of the first three quarterly periods of each fiscal year or the 90th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes hereunder be deemed to be greater than or equal to 5.25 to 1.0. In addition, at all times while an Event of Default shall have occurred and be continuing, the Consolidated Leverage Ratio shall for the purposes hereunder be deemed to be greater than or equal to 5.25 to 1.0. Each determination of the Consolidated Leverage Ratio hereunder shall be made with respect to the period of four consecutive fiscal quarters of the Borrower ending at the end of the period covered by the relevant financial statements.